UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

GLOBAL SIGNAL INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

Commission File Number 00132168

65-0652634
(IRS Employer Identification No.)

301 North Cattlemen Road Suite 300 Sarasota, Florida
(Address of principal executive offices)

34232
(Zip Code)

(941) 364-8886
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On February 17, 2005, Global Signal Inc. (the “Company”) issued a press release announcing its planned fourth quarter and year end earnings release and conference call and that the Company will change its accounting practices for ground leases. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Fourth Quarter and Year End Earnings Press Release of Global Signal Inc., dated February 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SIGNAL INC. (Registrant)

/s/ Greerson G. McMullen

Greerson G. McMullen Executive Vice President, General Counsel & Secretary

Date: February 17, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Fourth Quarter and Year End Earnings Press Release of Global Signal Inc., dated February 17, 2005.